EXHIBIT 10

                                                                     Exhibit 10

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made as of June 27, 1997 among MID- ATLANTIC REALTY TRUST, a Maryland real estate investment trust ("MART"), and the persons and entities named on Schedule 1 hereto (individually, a "Contributor" and collectively the "Contributors").

                                    RECITALS

         a. Pursuant to an Agreement for Contribution of Interests dated as of April 1, 1997 ("Contribution Agreement"), among the Contributors, MART and MART Limited Partnership, a Maryland limited partnership (the "Partnership"), the Contributors have received units of limited partnership interest in the Partnership (the "Initial Units").

         b. Pursuant to the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement") and the Contribution Agreement, by reason of certain Puts (as defined and described in the Partnership Agreement and Contribution Agreement), the Partnership may in the future have the obligation to repurchase Initial Units. In such event, MART will have the option to assume all or any part of the obligation of the Partnership to pay all or any part of the repurchase price and, in such event, may do so with its Common Shares of Beneficial Interest, par value $.01 per share (the "Common Shares").

         c. MART has agreed to provide to the Contributors and the Permitted Transferees (as defined in the Contribution Agreement) the registration rights herein set forth with respect to any Common Shares issued by MART to the Contributors upon a Put of their Initial Units.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following shall have the following meanings:

                 "Closing" shall have the meaning set forth in the Contribution Agreement.

                 "Commission" shall mean the United States Securities and Exchange Commission.

                  "Demand Period" shall mean the period of time beginning with the end of the Shelf Period and ending on the earliest of (i) the completion of demand registrations for registration of the number of Registrable Securities held by Qualified Holders at the end of the Shelf Period, (ii) at such time as the number of outstanding Registrable Securities is less than 300,000, or (iii) the 20th anniversary of the Closing.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                  "Form S-3" shall mean such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by a reporting entity with the Commission.

                  "Outstanding Registrable Securities" shall mean the number of Registrable Securities held by a Qualified Holder that are then issued and outstanding as the result of a Put of Initial Units and issued as a dividend thereon or other distribution with respect thereto.

                  "Participating Holder" shall mean any Qualified Holder that elects to include his/her/its Registrable Securities in a registration pursuant to the terms of this Agreement.

                 "Permitted Transferee" shall have the meaning set forth in the Contribution Agreement.

                 "Person" shall mean and include an individual, an entity, or an unincorporated organization.

                 "Qualified Holder" shall mean a Contributor or Permitted Transferee that holds Initial Units or Outstanding Registrable Securities.

                  "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                  "Registrable Securities" shall mean all the Common Shares held by a Qualified Holder that are: (i) issued to him/her/it upon a Put of Initial Units by a Qualified Holder, or issuable to him/her/it upon the exercise by MART of its election to pay the Redemption Price (as defined in the Partnership Agreement) in Shares, and (ii) issued as a stock split, stock dividend or other distribution or in connection with any recapitalization or reclassification with respect to any Common Shares referred to in clause (i); excluding in all cases, however, (x) any Registrable Securities sold pursuant to registration under the Securities Act, and (y) any Registrable Securities sold or eligible for sale without registration pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         SECTION 2. SHELF REGISTRATION. The Company shall prepare and file with the Commission a shelf registration statement under Rule 415 of the Securities Act to register the Registrable Securities. The Company shall use its best efforts to cause such registration statement to be declared effective as soon as possible after the first anniversary of the Closing, and to keep such registration statement continuously effective for a period of four years plus any additional extension periods pursuant to the next sentence. The Shelf Period shall be extended for an additional number of days equal to the number of business days during the pendency of all Suspension Periods and Blackout Periods under Section 5 hereof.

         SECTION 3.  DEMAND REGISTRATION.

                  (a) Request for Registration. At any time during the Demand Period, any Qualified Holder holding at least 300,000 Registrable Securities or such Qualified Holder holding the largest number of Registrable Securities may request in writing (a "Registration Request") that MART file a registration statement , for his/her/its benefit and/or for the benefit of any other
Qualified Holders, with the Commission under the Securities Act on Form S-3 (each, a "Demand Registration") covering the registration of at least 100,000 Registrable Securities. Within 10 days after the receipt of a Registration Request, MART shall give written notice to all other Qualified Holders (the "Registration Notice") of such request and permit such other Qualified Holders to participate in such registration by written notice (the "Holder Notice") received by MART within 10 days after the date the Registration Notice was given.

                    Nothing in this Agreement is intended to confer upon any person the right to demand Shares upon the Put of his/her/its Initial Units, or to require MART to exercise its right to issue Shares in payment of the Redemption Price.

                  (b) Obligations of MART. Upon a Registration Request for a Demand Registration pursuant to Subsection (a) above, MART shall use its best efforts (subject to Section 5 hereof) to cause the Demand Registration to become effective within 45 days after the date the Registration Request was made

("Outside Effective Date") and to remain in effect for at least 90 days after such Demand Registration is declared effective (excluding business days during the pendency of any Suspension Period or Blackout Period pursuant to Section 5 of this Agreement). Except as provided in Subsection (c) below, MART shall be obligated to effect, or to take action to effect, only two Demand Registrations in any 12 month period pursuant to this Section 3 ("Permitted Demand Registrations").

                  (c) Third Request for Demand Registration. If Participating Holders have made two consecutive requests for a Demand Registration and no registration statement shall have been declared effective as a result of two or more Suspension Periods or Blackout Periods, then the Participating Holders in such registrations shall have the right to make a special request for a Demand Registration (the "Third Demand Registration") without regard to the number of prior Permitted Demand Registrations during such 12 month period.

                  (d) Demand In Connection with a Put. If a Participating Holder exercises his or her demand rights in connection with a Put of Initial Units, then the Put will not be settled for Shares prior to the effective date of the registration statement. If the registration statement is not declared effective by the Outside Effective Date, then any Participating Holder may withdraw his or her Registrable Securities from such registration and such registration will not count toward the number of Permitted Demand Registrations in such 12 month period. If a Third Demand Registration request is made immediately following two consecutive Registration Requests that have not been declared effective or have not permitted sales due to consecutive Suspension Periods and/or Blackout Periods, and the Third Demand Registration is not declared effective by the 180th day after the first Registration Request was made, even if such delay is due to a Market Stand-Off Period, then MART shall be required to honor the Put by payment of cash to the Participating Holders promptly following such 180th day.

                  (e) Puts by Small Holders. If a Contributor or Permitted Transferee Puts less than 100,000 Initial Units and there is not then pending, requested or proposed any registration of Registrable Securities for any Qualified Holder, and if MART elects to assume the obligation of the Partnership to pay the Redemption Price, then, notwithstanding Section 3(a) hereof, MART shall either (i) pay the Redemption Price in cash or (ii) register the Shares that may be issued to such holder in accordance with all other terms of this Agreement and this Section 3. In such event, the registration of such Shares shall not be deemed as a Demand Registration for purposes of calculating the Permitted Demand Registrations under Section 3(b) hereof.

                  (f) Underwritten Demand Registration. If the Participating Holders initiating the Demand Registration request ("Initiating Holders") intend to distribute their Registrable Securities covered by their request by means of an underwritten offering, they shall so advise MART as a part of their request for registration pursuant to this Section 3, and MART shall include such information in the Registration Notice. In such event, the right of any Participating Holder to include his or her Registrable Securities in such Demand Registration shall be conditioned upon such Participating Holder's entering into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by MART, provided that the charges payable by the Participating Holders to such underwriter shall be commercially reasonable. Notwithstanding any other provision of this Section 3, if the underwriter(s) advise(s) MART in writing that successful marketing of the securities to be distributed in such offering requires a limitation of the number of securities to be underwritten, then MART shall so advise all Participating Holders, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s), and the number of Registrable Securities to be included in such registration shall be allocated among the Participating Holders on a pro rata basis according to the number of Registrable Securities held by each Participating Holder requesting Demand Registration (including the Initiating Holders).

         SECTION 4.  PIGGYBACK REGISTRATION.

                  (a) Right to Piggyback Registration. If, at any time that at least 10% of the Registrable Securities are held by Qualified Holders, MART proposes to file a registration statement under the Securities Act with respect to an offering (a "Primary Offering") of Common Shares for its own account (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director benefit or compensation plan, (ii) on Form S-4 or any successor form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares of other securities of MART, (iv) in connection with an offering solely to employees of MART or its affiliates, (v) relating to a transaction described in Rule 145 of the Securities Act, or (vi) a shelf registration described in Rule 415 of the Securities Act, then MART will:

                    (i) give written notice of such proposed Primary Offering to all Qualified Holders as soon as practicable but in no event less than 20 days before the anticipated filing date of the registration statement (the "Piggyback Notice"). The Piggyback Notice shall offer such Qualified Holders the opportunity to request that MART register such amount of their Registrable Securities as each such Qualified Holder may request, and shall state the date that the offering is anticipated to become effective (the "Anticipated Offering Date"); and

                    (ii) include in such proposed Primary Offering all Registrable Securities specified in written requests by the Qualified Holders that are received by MART within 10 days after the date the Piggyback Notice was given.

If it is expected that the Anticipated Offering Date will be delayed by more than 30 days, then MART shall use its best efforts to again give notice to the Qualified Holders of the new Anticipated Offering Date and permit them the opportunity to include their Registrable Securities in, or remove their Registrable Securities from, the registration statement.

                  (b)   Excluded    from    Piggyback    Registration    Rights.
Notwithstanding the piggyback registration rights of Qualified Holders described in this Section 4, such rights do not apply in the event that:

                    (i) it is reasonably anticipated at the time MART reaches agreement with the managing underwriter that the Primary Offering will commence within 20 days from and after such date;

                    (ii) the underwriters, acting reasonably, determine that the Primary Offering would be unreasonably delayed by the allowance of piggyback registration rights hereunder; and

                    (iii) the Primary Offering, in fact, does not include any Shares held by any person other than MART.

                  (c) Underwritten Public Offering. If the Primary Offering is an underwritten public offering on behalf of MART, MART's obligation to include in such registration the Registrable Securities of any Participating Holder shall be conditioned upon the Participating Holder entering into an underwriting agreement with the underwriters, agreeing to be bound by all terms and conditions of the offering, and providing such complete and accurate information as the underwriter may request, including information for inclusion in the registration statement. If the managing underwriter advises MART in writing that the total number of Common Shares requested to be included in such offering by the Participating Holders and by MART exceeds the number of Common Shares which, in the opinion and at the reasonable discretion of such managing underwriter, can be included in the offering without adversely affecting the offering, the price range of the Common Shares offered or the probability of success of such offering, MART will include in such offering (i) first, all Common Shares that MART proposes to offer, and (ii) second, up to the full number of Registrable Securities requested by Participating Holders to be included in such registration that the managing underwriter reasonably believes will not so affect the offering. In such event, the number of Common Shares to be included in such offering by all holders, including the Participating Holders, shall be allocated pro rata among all such holders on the basis of the total number of Common Shares (including Registrable Securities) subject to registration rights that are held by each such holder (regardless of the number of Common Shares requested to be included in such registration). In the case of a request for registration pursuant to this
Section 4 in connection with a Put, the Put will not be settled for Shares before the effective date of the registration statement which includes such Registrable Securities and shall be considered as never having been exercised to the extent that the Registrable Securities are not so included.

         SECTION 5.  SUSPENSION PERIOD; BLACKOUT PERIOD.

                  (a) Commission Stop Order. MART shall promptly give notice to all Participating Holders of the issuance by the Commission of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or the initiation of any proceedings for that purpose. MART shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement at the earliest possible time.

                  (b) Suspension Events. Notwithstanding anything to the contrary set forth in this Agreement, MART's obligation under this Agreement to register any Registrable Securities shall be suspended upon notice by MART to all Participating Holders of the occurrence of any one or more of the following events ("Suspension Events"):

                           (i) a determination by MART, evidenced by a certificate signed by the President or Chief Executive Officer of MART, stating that in the good faith judgment of the Board of Trustees of MART it would be seriously detrimental to MART and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement;

                           (ii) a determination by MART to effect an underwritten Primary Offering, if MART is advised by the managing underwriter that the offer or sale of Registrable Securities hereunder would have a material adverse effect on the proposed offering;

                           (iii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by MART in the registration statement or which renders MART unable to comply with applicable disclosure requirements in connection with the registration or sale of the Registrable Securities; or

                           (iv)     the issuance of a stop order.

                  (c) Duration of Suspension Period. Any suspension pursuant to Subsection (b) shall commence on the date notice ("Suspension Notice") is given by MART to all Participating Holders of such Suspension Event, and shall continue in effect until such time that (i) notice is given by MART that such Suspension Event or its effect no longer exists, or (ii) the passage of 120 days after the Suspension Notice was given (the "Suspension Period"), whichever is earlier.

                  (d) Blackout Period. Following the effectiveness of any registration statement hereunder, each Participating Holder agrees that no offers or sales of any Registrable Securities owned or held by such Person will be effected after MART shall have given notice ("Blackout Notice") of any Suspension Event which states that no offers or sales shall be made, until such time that (i) notice is given by MART that offers and sales may recommence, or
(ii) the passage of 120 days after the Blackout Notice has been given (the "Blackout Period"), whichever is earlier.

                  (e) Limit on No Sale Period. In no event will the combined duration of all Suspension Periods and Blackout Periods during any calendar year exceed 150 days, and the combined duration of all Suspension Periods, Blackout Periods and Market Stand-Off Periods during any calendar year exceed 180 days. If in connection with any Put the combined duration of all Suspension Periods, Blackout Periods and Market Stand-Off Periods during any calendar year exceeds 180 days, then MART shall be required to honor the Put by payment of cash to the Putting Participating Holders promptly following such 180th day.

         SECTION 6. EXPENSES OF REGISTRATION. All expenses incurred in connection with a registration pursuant to this Agreement, including, without limitation, all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for MART shall be borne by MART. Each Participating Holder shall bear a proportionate share of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and of the expenses of counsel for Participating Holders. MART shall not be required to pay for expenses of any registration request pursuant to Section 3 if the registration request is subsequently withdrawn at the request of the Participating Holders of a majority of all of the Registrable Securities to be registered unless such withdrawal is pursuant to a right of withdrawal provided for in this Agreement.

         SECTION 7.  REGISTRATION PROCEDURES.

                  (a)  Whenever   required  to  effect  a  registration  of  any
Registrable Securities under this Agreement, MART shall, as expeditiously as reasonably possible:


                           (i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (ii) Furnish to the Participating Holders such number
                  of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                           (iii)  In  the  event  of  any  underwritten   public
                  offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Participating Holder in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (iv) Notify each Participating  Holder of Registrable
                  Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (v) Furnish, at the request of any Participating Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
                  (x) an opinion, dated as of such date, of the counsel representing MART for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Participating Holders requesting registration of Registrable Securities and
                  (y) a "comfort" letter dated as of such date, from the independent certified public accountants of MART, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Participating Holders requesting registration, addressed to the underwriters, if any, and to the
                  Participating Holders requesting registration of the Registrable Securities.

         SECTION 8. FURNISH INFORMATION. It shall be a condition precedent to the obligations of MART to take any action pursuant to Sections 2, 3 and 4 that the Participating Holders shall furnish such complete and accurate information regarding themselves, the Registrable Securities held by them, the intended method of disposition of such securities and such other information as MART (or any underwriter) shall reasonably require to effect the registration of their Registrable Securities.

         SECTION 9. SALES PURSUANT TO RULE 144. MART shall have no obligations to register any Common Shares hereunder to the extent that, in the opinion of counsel to MART, such Common Shares may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

         SECTION 10. LIMITATION ON CERTAIN REGISTRATION RIGHTS. MART will not grant to any person other than a Qualified Holder, the right to include or piggyback their Common Shares or other securities in any demand registration or shelf registration filed pursuant to this Agreement. Anything in this Agreement to the contrary notwithstanding, Qualified Holders shall have no right to register their Registrable Securities in any registration statement filed by MART pursuant to demand registration rights granted to any Person other than the Qualified Holders.

         SECTION 11. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) Indemnification by MART. To the extent permitted by law, MART shall indemnify and hold harmless each Participating Holder, the partners, officers and directors of each Participating Holder, any underwriter (as defined in the Securities Act) for such Participating Holder and each Person, if any, who controls such Participating Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                           (i) any untrue  statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                           (iii) any  violation or alleged  violation by MART of
                  the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, and MART shall reimburse each such Participating Holder, partner, officer, or director, underwriter or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of MART (which consent shall not be unreasonably withheld), nor shall MART be liable in any case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Participating Holder, partner, officer, director, underwriter or controlling Person of such Participating Holder.

                  (b) Indemnification by Participating Holders of Registrable Securities. To the extent permitted by law, each Participating Holder shall indemnify and hold harmless MART, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls MART within the meaning of the Securities Act, any underwriter and any other Participating Holder selling securities under such registration statement or any of such other Participating Holder's partners, directors or officers or any Person who controls such Participating Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which MART or any such director, officer, controlling Person, underwriter or other such Participating Holder, partner or director, officer or controlling Person of such other Participating Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Participating
Holder expressly for use in connection with such registration; and each such Participating Holder shall reimburse any legal or other expenses reasonably incurred by MART or any such director, officer, controlling Person, underwriter or other Participating Holder, partner, officer, director or controlling Person of such other Participating Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Participating Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Participating Holder under this Section in respect of any Violation shall not exceed the net proceeds received by such Participating Holder in the registered offering out of which such Violation arises.

                  (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by indemnifying party would be inappropriate due to actual or potential differing interest between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

                  (d) Applicable to Preliminary Prospectus. The foregoing indemnity agreements of MART and Participating Holders are subject to the condition that, insofar as they related to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  (e) Contribution.  If the indemnification provided for in this
Section 11 is unavailable to a party that would have been an indemnified party under this Section 11 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such indemnified party and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 11(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 11(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Participating Holder in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions paid by such Participating Holder in connection with the registration in question) arising under this Section 11(e) shall not in any event exceed an amount equal to the net proceeds to such Participating Holder from the disposition of the Registrable Securities disposed of by such Participating Holder pursuant to such registration.

                  (f) Survival. The obligations of MART and Participating Holders under this Section shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

         SECTION 12. MARKET STAND-OFF AGREEMENT. Each Participating Holder agrees that he, she or it shall not, to the extent required by MART or an underwriter of securities of MART, sell or otherwise transfer or dispose of any Registrable Securities for up to that period of time following the effective date of a registration statement of MART as is reasonably requested by MART or by the managing underwriter of such offering, such period not to exceed 30 days ("Market Stand-Off Period").

         SECTION 13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

         SECTION 14. BENEFITS OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto but shall not be assignable without the prior written consent of all parties.

         SECTION 15. NOTICES. All notices and other communications hereunder to any party shall be in writing and sent to the other parties by personal delivery or by overnight courier or by first class registered or certified mail, return receipt requested, postage prepaid, and addressed, if to MART, at 170 West Ridgely Road, Suite 300, Lutherville, Maryland 21093, if to any other party hereto, at the address set forth on Schedule 1 hereto or such other address as may hereafter be designated by notice to MART. All notices and communications hereunder shall be deemed given on the date sent in accordance with this Agreement.

         SECTION 16. CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the prior written consent of MART and the parties hereto holding a majority of the Registrable Securities.

         SECTION 17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 18. ENTIRE AGREEMENT. This Agreement, together with the relevant provisions of the Contribution Agreement and the Partnership Agreement, is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement, together with the relevant provisions of the Contribution Agreement and the Partnership Agreement, supersedes all prior agreements and understanding between the parties with respect to such subject matter.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Registration Rights Agreement has been executed on the day and year first above written by MART and the Contributors named on Schedule 1 hereto.

                                       MID-ATLANTIC REALTY TRUST


                                       By: /s/ Paul F. Robinson
                                           --------------------------------
                                           Paul F. Robinson, Vice President


                                       CONTRIBUTOR


                                       ---------------------------------------
                                       Signature


                                       ----------------------------------------
                                       Print name


                                       ----------------------------------------
                                       Address


                                       ----------------------------------------


                                       Tel. #:
                                              ---------------------------------

                                   Schedule 1



Jack H. Pechter
40 York Road
Towson, Maryland 21204

Martin H. Pechter
11 Merry Hill Court
Baltimore, Maryland 21208

Jeffrey S. Pechter
8612 Keller Avenue
Stevenson, Maryland 21153

Shelly Pechter Himmelrich
8408 Park Heights Avenue
Baltimore, Maryland 21208

Trust F/B/O Melissa Pechter
c/o Jack H. Pechter
40 York Road
Towson, Maryland 21204

Marilyn Pechter
6 Talton Court
Baltimore, Maryland 21208

Pechter Family Limited Partnership
40 York Road
Towson, Maryland 21204

Tripec Associates Limited Partnership
40 York Road
Towson, Maryland 21204

Radcliffe Properties, Inc.
40 York Road
Towson, Maryland 21204

Victor Cohen Irrevocable Trust
5125 Rolling Avenue
Baltimore, Maryland 21210


Emmanuel Glasser
2402 Velvet Valley Way
Owings Mills, Maryland 21117

Nancy Cohen
5125 Roland Avenue
Baltimore, Maryland 21210

TSC Associates
c/o Jean Schreibman
1 Gristmill Court, Apt. 501
Baltimore, Maryland 21208

Albert Perlow and Sonia Barbara Perlow
7930 Winterset Avenue
Baltimore, Maryland 21208

Morton Greenberg
19572 Planters Point Drive
Boca Raton, Florida 33434

Ronald Weitzman
3309 Terrapin Road
Baltimore, Maryland 21208

TSFP Associates
c/o I. Gerald Sidle
1 Roland Brook Court
Lutherville, Maryland 21093

Dora Schwartz
14 Tavo Court
New City, New York 10956

Stuart Weitzman
11906 Ridge Valley Road
Owings Mills, Maryland 21117

Robert Meyers
12757 Folly Quarter Road
Ellicott City, Maryland 21042

Darrell Friedman
3508 Bonfield Road
Baltimore, Maryland 21208

Ben Schreibman
1 Gristmill Court, Apt. 501
Baltimore, Maryland 21208

Saul Offit
12 Talton Court
Baltimore, Maryland 21208

Non-Exempt Marital Trust u/w Albert Weitzman
c/o Sidney Weiman, Esquire
Levin & Gann, P.A.
900 Mercantile Bank & Trust Building
2 Hopkins Plaza, Suite 900
Baltimore, Maryland 21201